Exhibit 10.6
FORM OF
CRONOS GROUP INC.
(the “Corporation”)
STOCK OPTION PLAN
OPTION CERTIFICATE
The present Option Certificate is delivered pursuant to the provisions of the Cronos Group Inc. Amended and Restated Stock Option Plan approved by shareholders at a meeting held on June 28, 2017 (the “Plan”) and certifies that the optionee mentioned below (the “Participant”) has been granted Options (as defined in the Plan) to purchase common shares (the “Shares”) in the capital of the Corporation, in accordance with and subject to the following terms and conditions and the terms and conditions set out in the Plan:

Participant:
Grant Date:	[●]
Number of Options:	[●]
Exercise Price:	$[●]/Option
Vesting Schedule:	[●]
Expiry:	[●]
The Participant may exercise these Options to the extent vested in accordance with this Option certificate and the Plan by giving the Corporation an Exercise Notice (attached hereto as Schedule “A”) accompanied by this Option Certificate and a certified cheque or bank draft payable to the Corporation, in an amount equal to the aggregate Exercise Price of the Options that are being exercised. If only part of these Options are being exercised, the Corporation shall make a note on this Option Certificate indicating the number of Options exercised and this Option Certificate shall then be returned to the Participant.
This Option Certificate, as well as the Options represented thereby, shall not be transferrable by the Participant otherwise by will or the laws of descent and distribution. This Option Certificate is only delivered for convenience and in the event of a dispute with respect thereto, the provisions of the Plan and the records of the Corporation shall be determinative and binding on the Participant.

Dated in          on         , 20 .

CRONOS GROUP INC.

By:
Authorized signatory

By signing where indicated below, the Participant acknowledges and confirms that:

1.	his or her participation under the Plan is voluntary;

2.
he or she has received a copy of the Plan which was applicable at the time of this grant of Options and that no amendment to the Plan thereafter shall affect any right granted to him or her in respect of the Options, except if such amendment is approved by the Participant or is required in order to comply with changes to any relevant law or regulation applicable with respect to the Plan, the Options or the Shares; and

3.	he or she has read and understands the Plan and accepts to be bound by the provisions thereof and the terms and conditions of this Option Certificate.

Signed in ______________, on _____________, 20__.

______________________________________
[Participant]

SCHEDULE A
EXERCISE NOTICE
TO: CRONOS GROUP INC. (the “Corporation”)
Pursuant to the Corporation’s Amended and Restated Stock Option Plan (the “Plan”), the undersigned hereby gives an irrevocable notice of the exercise of the Options to purchase Shares that are subject to the Option Certificate dated _________________, 20 (the “Option Shares”) and hereby subscribes for (cross out the inappropriate item):

(a)	all of the Option Shares; or
(b)    __________________ of the Option Shares.
The Exercise Price per Option is __________________and the aggregate Exercise Price for all of the Options being exercised is __________________.
With this notice, the undersigned is delivering a cheque certified or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Options being exercised, as set out above, and requests that the Corporation delivers to the undersigned a certificate representing the Shares that are subject to such Options pursuant to the instructions indicated hereunder.

DATED:

(Signature of the Participant)

(Name of the Participant -in block letters)

Information concerning the registration of the certificate:

Registration Name and Address:	Mailing Address (if different from Registration):

Signed in ______________, on _________________, 20__.

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